UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 27, 2009
EDAC TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-14275	39-1515599

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1806 New Britain Avenue, Farmington, CT 06032
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 860-677-2603
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Cautionary Statement Regarding Forward Looking Statements — This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company uses words such as “plans,” “seeks,” “projects,” “expects,” “believes,” “may,” “anticipates,” “estimates,” “should,” and similar expressions to identify these forward looking statements. These statements are subject to risks and uncertainties and are based upon the Company’s beliefs and assumptions. There are a number of important factors that may affect the Company’s actual performance and results and the accuracy of its forward-looking statements, many of which are beyond the control of the Company and are difficult to predict. These important factors include, without limitation, factors which could affect demand for the Company’s products and services such as general economic conditions and economic conditions in the aerospace industry and the other industries in which the Company competes; competition from the Company’s competitors; and the Company’s ability to enter into satisfactory financing arrangements. These and other factors are described in the Company’s annual and quarterly reports filed from time to time with the Securities and Exchange Commission. In addition, the forward-looking statements included in this Form 8-K represent the Company’s expectations and beliefs as of the date of this Form 8-K. The Company anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation or intention to do so.
Section 1—Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
     The text set forth below under Item 2.03 is incorporated into this Item by this reference.
Section 2—Financial Information
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On May 27, 2009, EDAC Technologies Corporation (“EDAC”) announced that it completed its acquisition of the assets of MTU Aero Engines North America, Inc.’s (“MTU”) manufacturing business unit, including its facility located at 275 Richard Street in Newington, Connecticut, for $9.5 million. This unit primarily manufactures rotating components, such as disks, rings and shafts for the aerospace industry. $7 million of the purchase price was funded through a new credit facility from TD Bank, N.A. (“TD Bank”). The $2.5 million balance of the purchase price was paid in the form of a promissory note from EDAC to MTU, which is payable over a two-year period following the closing and is secured by a standby letter of credit issued by TD Bank in favor of MTU. EDAC projects that upon the conclusion of the allocation of the $9.5 million purchase price to the acquired assets, that the machinery, equipment and real estate acquired will have no significant allocation of the purchase price, although recent appraisals of the machinery, equipment and real estate indicate fair market value in excess of $10 million.
     A copy of the Purchase Agreement is filed as Exhibit 2.1 to this Form 8-K and is incorporated by reference. The summary of the material provisions of the Purchase Agreement set forth above is qualified in its entirety by reference to the Purchase Agreement filed as an exhibit hereto. A copy of EDAC’s press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     On May 27, 2009, EDAC entered into a Credit Agreement among TD Bank, EDAC, and its subsidiaries Gros-Ite Industries, Inc. (“Gros-Ite”) and Apex Machine Tool Company, Inc. (“Apex”), pursuant to which TD Bank has agreed to provide EDAC with a $7,500,000 revolving line of credit, a $4,360,000 term loan, and a $2,640,000 mortgage loan. The Credit Agreement contains customary representations and warranties, affirmative and negative covenants, and events of default. The credit facilities are secured by cross-guaranties and liens on the business assets of EDAC, Gros-Ite and Apex in favor of TD Bank, along with a mortgage on the facility located at 275 Richard Street in Newington, Connecticut.
     The $7,500,000 revolving line of credit replaces EDAC’s previous $5,000,000 revolving line of credit with TD Bank. It is payable in monthly installments of interest only beginning on June 1, 2009 and will mature on July 31, 2011, unless renewed by TD Bank. Interest will accrue on the revolving line of credit at the greater of the prime rate or 4%. The proceeds of the revolving line of credit will be used by EDAC for general corporate purposes.
     The $4,360,000 term loan and $2,640,000 mortgage loan are payable in monthly installments of principal and interest beginning on June 27, 2009 and will mature on May 27, 2014 and May 27, 2019, respectively. Interest will accrue on the term loan and mortgage loan at an adjustable rate equal to the monthly LIBOR rate plus 3%. EDAC also entered into interest rate swap contracts to fix the interest rates on the term loan at 5.8% and for the first five years on the mortgage at 6.1%. The proceeds of the term loan and the mortgage loan were used by EDAC to purchase the manufacturing business unit assets of MTU, including the facility located at 275 Richard Street in Newington, Connecticut, as noted in Item 2.02 of this Form 8-K.

     The summary of the material provisions of the credit facility with TD Bank set forth above is qualified in its entirety by reference to the Credit Agreement and related agreements filed as exhibits hereto.
     As noted in Item 2.01 above, a portion of the purchase price paid by EDAC to MTU was paid by a promissory note in the principal amount of $2.5 million. The promissory note is payable in quarterly installments of interest only beginning on June 30, 2009 and will mature on May 27, 2011. Interest will accrue on the outstanding principal at an annual rate equal to 5%. The promissory note is secured by a standby letter of credit issued by TD Bank in favor of MTU. A copy of the promissory note is filed as Exhibit 10.8 to this Form 8-K and is incorporated by reference. The foregoing summary of the material provisions of the promissory note is qualified in its entirety by reference to the promissory note filed as an exhibit hereto.
Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of business acquired.
     The financial statements required by this Item, with respect to the acquisition described in Item 2.01 above, will be filed as soon as practicable, and in any event not later than the date that is 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.
(b) Pro forma financial information.
     The pro forma financial information required by this Item, with respect to the acquisition described in Item 2.01 above, will be filed as soon as practicable, and in any event not later than the date that is 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.
(c) Exhibits.
The following exhibits are included herewith:

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of May 18, 2009, by and between EDAC and MTU Aero Engines North America, Inc.*

10.1	Credit Agreement, dated as of May 27, 2009, by and among EDAC, Gros-Ite, Apex and TD Bank, N.A.

10.2	Security Agreement, dated as of May 27, 2009, by and between EDAC, Gros-Ite, Apex and TD Bank, N.A.

10.3	Term Note, dated as of May 27, 2009, by and among EDAC, Gros-Ite, Apex and TD Bank, N.A.

Exhibit No.	Description

10.4	Revolving Credit Note, dated as of May 27, 2009, by and among EDAC, Gros-Ite, Apex and TD Bank, N.A.

10.5	Mortgage Note, dated as of May 27, 2009, by and among EDAC, Gros-Ite, Apex and TD Bank, N.A.

10.6	Open-End Mortgage Deed and Security Agreement, dated as of May 27, 2009, by and between EDAC and TD Bank N.A.*

10.7	Environmental Indemnity Agreement, dated as of May 27, 2009, by and between EDAC, Gros-Ite, Apex and TD Bank, N.A.

10.8	Secured Promissory Note, dated as of May 27, 2009, by EDAC in favor of MTU Aero Engines North America, Inc

99.1	Press release dated May 28, 2009 issued by EDAC Technologies Corporation

*	Note: The schedules and exhibits to the Asset Purchase Agreement and the Open-End Mortgage Deed and Security Agreement have not been filed herewith. The Company agrees to furnish supplementally a copy of any such omitted exhibits and schedules to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDAC TECHNOLOGIES CORPORATION
Date: May 28, 2009	By:	/s/ Glenn L. Purple
Vice President-Finance and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of May 18, 2009, by and between EDAC and MTU Aero Engines North America, Inc.*

10.1	Credit Agreement, dated as of May 27, 2009, by and among EDAC, Gros-Ite , Apex and TD Bank, N.A.

10.2	Security Agreement, dated as of May 27, 2009, by and between EDAC, Gros-Ite, Apex and TD Bank, N.A.

10.3	Term Note, dated as of May 27, 2009, by and among EDAC, Gros-Ite, Apex and TD Bank, N.A.

10.4	Revolving Credit Note, dated as of May 27, 2009, by and among EDAC, Gros-Ite, Apex and TD Bank, N.A.

10.5	Mortgage Note, dated as of May 27, 2009, by and among EDAC, Gros-Ite, Apex and TD Bank, N.A.

10.6	Open-End Mortgage Deed and Security Agreement, dated as of May 27, 2009, by and between EDAC and TD Bank N.A.*

10.7	Environmental Indemnity Agreement, dated as of May 27, 2009, by and between EDAC, Gros-Ite, Apex and TD Bank, N.A.

10.8	Secured Promissory Note, dated as of May 27, 2009, by EDAC in favor of MTU Aero Engines North America, Inc.

99.1	Press release dated May 28, 2009 issued by EDAC Technologies Corporation

*	Note: The schedules and exhibits to the Asset Purchase Agreement and the Open-End Mortgage Deed and Security Agreement have not been filed herewith. The Company agrees to furnish supplementally a copy of any such omitted exhibits and schedules to the Securities and Exchange Commission upon request.